West Pharmaceutical Services, Inc. Eric M. Green President & CEO, Chair of the Board Bob W. McMahon Senior VP & Chief Financial Officer Third-Quarter 2025 Earnings Call October 23, 2025 | 8 a.m. Eastern Time

2 West Analyst Conference Call October 23, 2025 8 a.m. Eastern Time These presentation materials are intended to accompany and serve as a reference for today’s press release announcing the Company’s results for the third quarter 2025 and management’s discussion of those results during today’s conference call. A webcast of today’s call can be accessed in the “Investors” section of the Company’s website at www.investor.westpharma.com. To participate on the call by asking questions to Management, please register in advance by clicking here. Registered telephone participants will receive the dial-in number along with a unique PIN number that will enable them to ask questions on the call. A replay of the webcast will be available on the Company’s website for approximately 90 days after the event. REGISTER TODAY

3 Safe Harbor Statement This presentation and any accompanying management commentary contain “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about product development, operational performance and expectations regarding future events. Each of these statements is based on preliminary information, and actual results could differ from any preliminary estimates. We caution investors that the risk factors listed under our “Forward Looking Statements” in our press releases, as well as those set forth under the caption "Risk Factors" in our most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, therefore you should not rely on these forward-looking statements as representing our views as of any date other than today. Certain financial measures included in these presentation materials, or which may be referred to in management’s discussion of the Company’s results and outlook, have not been calculated in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), and therefore are referred to as non-U.S. GAAP financial measures. Non-U.S. GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with U.S. GAAP. Please refer to “Non-U.S. GAAP Financial Measures” and the accompanying tables at the end of this presentation for more information. Cautionary Statement Under the Private Securities Litigation Reform Act of 1995 Non-U.S. GAAP Financial Measures Trademarks and registered trademarks used in this report are the property of West Pharmaceutical Services, Inc. or its subsidiaries, in the United States and other jurisdictions, unless noted otherwise. Daikyo Crystal Zenith® and Daikyo CZ® are registered trademarks of Daikyo Seiko, Ltd. Daikyo Crystal Zenith technologies are licensed from Daikyo Seiko, Ltd. Trademarks

3Q25 Financial Highlights



- Net sales $804.6M, +7.7% & +5.0% organic(1)
  - $19 million, one-time incentive fee in PY reduced organic growth by 2.8%
- Gross margin 36.6%, +120 bps YoY
- Adjusted operating profit margin(1) 21.1%, -40 bps vs. 3Q24
  - $19 million, one-time incentive fee in PY negatively impacted YoY OP margin expansion by 200 bps
- Adj-diluted EPS(1) of $1.96, +5.9% vs. 3Q24

- 9M25 Operating cash flow $503.7M, +8.7% YoY
- 9M25 Cap ex of $209.8M, -22.9% YoY
- 9M25 Free cash flow(1) $293.9M, +53.7% YoY



Net Sales $M
+7.7% Reported
+5.0% Organic
$746.9
$804.6
3Q24
3Q25



Adj. OP Margin
-40 bps YoY
21.5%
21.1%
3Q24
3Q25



Adj. Diluted EPS
+5.9% YoY
$1.85
$1.96
3Q24
3Q25

(1) *"Organic Net Sales," "Adjusted Operating Profit," "Adjusted Operating Profit Margin," "Adjusted-Diluted EPS" and "Free Cash Flow" are Non-U.S. GAAP financial measures. See accompanying slides and the discussion under the heading "Non-U.S. GAAP Financial Measures" in today's press release for an explanation and reconciliation of these items.*

Capitalizing on Key Growth Drivers Across Our Business









	Biologics	Annex 1	GLP-1	Capacity Expansion
Driver	Expanding market – driving High-Value Products	EU regulatory framework upgrade opportunity	Fastest growing category, multi-year opportunity – 17% of Net Sales	Across 8 locations: 4 in U.S; 3 in Europe; 1 in Asia
Business Opportunity, Impact & Results	• 41% of West's revenue in 3Q25 • Fuels mix shift to high-margin HVP • Continued strong participation rate in new drug launches	• ~6 billion components potential opportunity moving standard packaging to HVP components • Record 375 Annex 1 on-going upgrade projects. Once projects convert to commercial revenues, no longer included in project list. • Expected to drive 200 bps of revenue in FY25	• GLP-1 elastomers are 9% of 3Q25 total company revenues • GLP-1 Contract Manufacturing revenues are 8% of 3Q25 total company revenues • CM future revenue growth/ margin expansion opportunity from drug handling	• Capex aligned to growth opportunities in biologics, Annex 1 and GLP-1 • Network optimization: improving service levels/managing tariff exposure

5

Proprietary Products Segment

3Q25 results

Proprietary Products Revenues $M



$601.4
$647.5
3Q24
3Q25

Proprietary OP Margin %



26.3%
27.1%
3Q24
3Q25

Segment Performance

- Proprietary net sales of $647.5M, +7.7% YoY, +5.1% organic
- Segment gross profit of 40.8%, +160 bps YoY
- Proprietary OP margin of 27.1%, +80 bps YoY.
  - $19 million one-time incentive fee in PY negatively impacted YoY OP margin expansion by 240 bps

HVP Components

Net sales $390.0M
48% of total sales
+16.3% reported
+13.3% organic

- HVP components - highest margin business
- GLP-1s - strong contributor: 9% of total company sales
- Annex 1 - tracking ahead of our expectations – 200 bps of FY25 sales growth
- Improving underlying demand for HVP components

HVP Delivery Devices

Net sales $99.1M
12% of total sales
-15.7% reported
-16.7% organic

- $19 million one-time incentive fee in PY reduced organic growth by 16.2 percentage points
- Improved economics of this business sequentially every quarter in 2025

Standard Components

Net sales $158.4M
20% of total sales
+6.7% reported
+3.6% organic

- Basic primary containment products - often spec'd into customers' drug manufacturing processes
- Important business funnel forming the base from which West converts to HVP components over time

7 Contract Manufacturing Segment Segment Performance • CM net sales of $157.1M, +8.0% YoY & +4.9% organic • Segment gross profit 19.3%, -60 bps YoY • CM OP margin 14.2%, -80 bps YoY Contract Manufacturing Revenues $M $145.5 $157.1 3Q24 3Q25 3Q25 results CM OP Margin % 15.0% 14.2% 3Q24 3Q25 Net sales $157.1M, 20% of total sales, +8.0% reported, +4.9% organic • Ramp of Dublin operations mainly offset the loss of the Arizona-based CGM contract in 2024 • Utilizing Arizona site to consolidate operations from less efficient locations • On track to introduce drug handling and cold storage business in early 2026 Segment Performance

8 Strategically Diversified Platform with Global Reach 1 Quarter ended September 30, 2025 – numbers represent % of total company sales 2 Non-proprietary products 47% Americas 45% Europe, Middle East, Africa Asia Pacific 8% Net Sales1 by Geographic Location 48% HVP Components20% Standard Packaging 12% HVP Delivery Devices Contract-Manufactured Products2 20% Net Sales1 by Product Category 41% Biologics 17% Generics 22% Pharma Net Sales1 by Market Group Contract-Manufactured Products2 20%

9 3Q25 Revenue by Market Group 3Q25 Revenues YoY % chg. Currency % Organic % Share of Total Company Revenue Biologics* $329.1 11.0% 2.7% 8.3% 41% Generics $135.9 4.0% 1.4% 2.6% 17% Pharma $182.5 4.7% 3.3% 1.4% 22% Proprietary Prod. Segment $647.5 7.7% 2.6% 5.1% 80% Contract Man. Segment $157.1 8.0% 3.1% 4.9% 20% Total Company $804.6 7.7% 2.7% 5.0% 100% * $19 million one-time incentive fee in PY reduced organic growth by 7.4 percentage points

10 3Q25 Revenue by Product Category 3Q25 Revenues YoY % chg. Currency % Organic % Share of Total Company Revenue HVP Components $390.0 16.3% 3.0% 13.3% 48% HVP Delivery Devices* $99.1 (15.7)% 1.0% (16.7)% 12% Standard Products $158.4 6.7% 3.1% 3.6% 20% Proprietary Prod. Segment $647.5 7.7% 2.6% 5.1% 80% Contract Man. Segment $157.1 8.0% 3.1% 4.9% 20% Total Company $804.6 7.7% 2.7% 5.0% 100% * $19 million one-time incentive fee in PY reduced organic growth by 16.2 percentage points

11 3Q25 Revenue by Geography 3Q25 Revenues YoY % chg. Currency % Organic % Share of Total Company Revenue Americas $375.3 5.3% 0.1% 5.2% 47% Europe, Middle East, Africa $361.1 9.4% 6.3% 3.1% 45% Asia Pacific $68.2 13.1% (1.8)% 14.9% 8% Total Company $804.6 7.7% 2.7% 5.0% 100%

Change in Consolidated Net Sales 3Q25 vs. 3Q24 ($ millions) $746.9 ($19.0) $12.5 $44.1 $20.1 $804.6 3Q24 PY Customer Incentives CY Sales Price Volume & Mix Fx. Translation 3Q25 12

13* Current Adjusted EPS guidance includes 3Q25 Stock Based Compensation Tax benefit of $0.05 and assumes no additional benefit in 4Q25. Revenue Previous Annual Guidance 4Q25 GuidanceCurrent Annual Guidance Fx. YoY Revenue Impact Organic Revenue Growth % Adjusted EPS* YoY Fx. on Adjusted EPS Tax Benefits from Stock- Based Compensation Estimated Tax Rate Capital Expenditure Low High Low High Low High $3.040B $3.060B 3.0% 3.75% $6.65 $6.85 ~$59M Benefit +$0.27 +$0.04 $275M $3.060B $3.070B 3.75% 4.0% $7.06 $7.11 ~$59M Benefit +$0.27 +$0.05 $275M $790M $800M 1.0% 2.3% $1.81 $1.86 to to to to to to to to to Guidance Overview ~21% ~$35M Benefit +$0.14 ~20.5%~22%

Investor Relations contact: https://investor.westpharma.co m/contact-investor-relations www.westpharma.com

Notes to Non-U.S. GAAP Financial Measures The Non-U.S. GAAP financial measures are incorporated into our discussion and analysis as management uses them in evaluating our results of operations and believes that this information provides users a valuable insight into our overall performance and financial position. A reconciliation of these adjusted Non-U.S. GAAP financial measures to the comparable U.S. GAAP financial measures is included in the accompanying tables and today's press release. For the purpose of aiding the comparison of our year-over-year results, we may refer to net sales and other financial results excluding the effects of changes in foreign currency exchange rates. Organic net sales exclude the impact from acquisitions and/or divestitures and translate the current-period reported sales of subsidiaries whose functional currency is other than the U.S. Dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. We may also refer to financial results excluding the effects of unallocated items. The re-measured results excluding effects from currency translation, the impact from acquisitions and/or divestitures, and the effects of unallocated items are not in conformity with U.S. GAAP and should not be used as a substitute for the comparable U.S. GAAP financial measures.

Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures”, “Safe Harbor Statement” (Slide 3) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Reported and Adjusted Operating Profit, Net Income and Diluted EPS ($ millions, except EPS data) Three months ended September 30, 2025 Operating profit Income tax expense Net income Diluted EPS Reported (U.S. GAAP) $167.6 $34.0 $140.0 $1.92 Unallocated items: Restructuring and other charges 2.5 0.6 2.0 0.03 Amortization of acquisition-related intangible assets - - 0.4 0.01 Adjusted (Non-U.S. GAAP) $170.1 $34.6 $142.4 $1.96 Nine months ended September 30, 2025 Operating profit Income tax expense Net income Diluted EPS Reported (U.S. GAAP) $428.3 $88.3 $361.6 $4.97 Unallocated items: Restructuring and other charges 21.9 3.0 19.0 0.26 Amortization of acquisition-related intangible assets 0.2 - 1.5 0.02 Adjusted (Non-U.S. GAAP) $450.4 $91.3 $382.1 $5.25

Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures”, “Safe Harbor Statement” (Slide 3) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Reported and Adjusted Operating Profit, Net Income and Diluted EPS ($ millions, except EPS data) Three months ended September 30, 2024 Operating profit Income tax expense Net income Diluted EPS Reported (U.S. GAAP) $161.3 $32.4 $136.0 $1.85 Unallocated items: Restructuring and other charges (0.9) (0.3) (0.6) (0.01) Amortization of acquisition-related intangible assets 0.2 0.1 0.7 0.01 Adjusted (Non-U.S. GAAP) $160.6 $32.2 $136.1 $1.85 Nine months ended September 30, 2024 Operating profit Income tax expense Net income Diluted EPS Reported (U.S. GAAP) $410.3 $70.7 $362.6 $4.91 Unallocated items: Restructuring and other charges (0.9) (0.3) (0.6) (0.01) Amortization of acquisition-related intangible assets 0.6 0.1 2.1 0.03 Adjusted (Non-U.S. GAAP) $410.0 $70.5 $364.1 $4.93

Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures”, “Safe Harbor Statement” (Slide 3) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Reported Net Sales to Organic Net Sales by Segment (1) ($ millions) (1) Organic net sales exclude the impact from acquisitions and/or divestitures and translate the current-period reported sales of subsidiaries whose functional currency is other than the U.S. Dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. Three months ended September 30, Reported Net Sales (U.S. GAAP) Percent Change Impact of Currency Organic Net Sales Growth Rate (Decline) Non-U.S. GAAP (1)2025 2024 Proprietary Products $647.5 $601.4 7.7% 2.6% 5.1 % Contract-Manufactured Products 157.1 145.5 8.0% 3.1% 4.9 % Total $804.6 $746.9 7.7% 2.7% 5.0 % Nine months ended September 30, Reported Net Sales (U.S. GAAP) Percent Change Impact of Currency Organic Net Sales Growth Rate (Decline) Non-U.S. GAAP (1)2025 2024 Proprietary Products $1,830.3 $1,720.6 6.4% 1.1% 5.3 % Contract-Manufactured Products 438.8 423.8 3.5% 1.4% 2.1 % Total $2,269.1 $2,144.4 5.8% 1.1% 4.7%

Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures”, “Safe Harbor Statement” (Slide 3) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Proprietary Products Segment Organic Net Sales by Product Category (1) ($ millions) (1) Organic net sales exclude the impact from acquisitions and/or divestitures and translate the current-period reported sales of subsidiaries whose functional currency is other than the U.S. Dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. Three months ended September 30, Reported Net Sales (U.S. GAAP) Percent Change Impact of Currency Organic Net Sales Growth Rate (Decline) Non-U.S. GAAP (1)2025 2024 HVP Components $390.0 $335.4 16.3% 3.0% 13.3 % HVP Delivery Devices 99.1 117.5 (15.7)% 1.0% (16.7)% Standard Products 158.4 148.5 6.7% 3.1% 3.6 % Total Proprietary Products $647.5 $601.4 7.7% 2.6% 5.1 % Nine months ended September 30, Reported Net Sales (U.S. GAAP) Percent Change Impact of Currency Organic Net Sales Growth Rate (Decline) Non-U.S. GAAP (1)2025 2024 HVP Components $1,061.2 $980.9 8.2% 1.3% 6.9 % HVP Delivery Devices 296.0 271.6 9.0% 0.6% 8.4 % Standard Products 473.1 468.1 1.1% 0.9% 0.2 % Total Proprietary Products $1,830.3 $1,720.6 6.4% 1.1% 5.3%

Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures”, “Safe Harbor Statement” (Slide 3) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Proprietary Products Segment Organic Net Sales by Market Group (1) ($ millions) (1) Organic net sales exclude the impact from acquisitions and/or divestitures and translate the current-period reported sales of subsidiaries whose functional currency is other than the U.S. Dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. Three months ended September 30, Reported Net Sales (U.S. GAAP) Percent Change Impact of Currency Organic Net Sales Growth Rate (Decline) Non-U.S. GAAP (1)2025 2024 Biologics $329.1 $296.4 11.0% 2.7% 8.3 % Pharma 182.5 174.3 4.7% 3.3% 1.4 % Generics 135.9 130.7 4.0% 1.4% 2.6 % Total Proprietary Products $647.5 $601.4 7.7% 2.6% 5.1 % Nine months ended September 30, Reported Net Sales (U.S. GAAP) Percent Change Impact of Currency Organic Net Sales Growth Rate (Decline) Non-U.S. GAAP (1)2025 2024 Biologics $886.1 $811.4 9.2% 1.4% 7.8 % Pharma 561.6 530.8 5.8% 1.4% 4.4 % Generics 382.6 378.4 1.1% - % 1.1 % Total Proprietary Products $1,830.3 $1,720.6 6.4% 1.1% 5.3%

Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures”, “Safe Harbor Statement” (Slide 3) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Reported Net Sales to Organic Net Sales by Geography (1) ($ millions) (1) Organic net sales exclude the impact from acquisitions and/or divestitures and translate the current-period reported sales of subsidiaries whose functional currency is other than the U.S. Dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. Three months ended September 30, Reported Net Sales (U.S. GAAP) Percent Change Impact of Currency Organic Net Sales Growth Rate (Decline) Non-U.S. GAAP (1)2025 2024 Americas $375.3 $356.5 5.3% 0.1% 5.2 % Europe, Middle East, Africa 361.1 330.1 9.4% 6.3% 3.1 % Asia Pacific 68.2 60.3 13.1% (1.8)% 14.9 % Total $804.6 $746.9 7.7% 2.7% 5.0 % Nine months ended September 30, Reported Net Sales (U.S. GAAP) Percent Change Impact of Currency Organic Net Sales Growth Rate (Decline) Non-U.S. GAAP (1)2025 2024 Americas $1,063.9 $957.1 11.2% (0.3)% 11.5 % Europe, Middle East, Africa 1,017.7 1,000.5 1.7% 3.1% (1.4)% Asia Pacific 187.5 186.8 0.4% (1.7)% 2.1 % Total $2,269.1 $2,144.4 5.8% 1.1% 4.7%

Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures”, “Safe Harbor Statement” (Slide 3) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Reported-Diluted EPS Guidance to Adjusted-Diluted EPS Guidance 2024 Actual 2025 Guidance % Change Reported-diluted EPS (U.S. GAAP) $6.69 $6.75 to $6.80 0.9% to 1.6% Restructuring and other charges 0.02 0.28 Amortization of acquisition-related intangible assets 0.04 0.03 Adjusted-diluted EPS (Non-U.S. GAAP) (1) $6.75 $7.06 to $7.11 4.6% to 5.3% (1) We have opted not to forecast 2025 tax benefits from stock-based compensation in upcoming quarters, as they are out of the Company’s control. Instead, we recognize the benefits as they occur. In the first nine months of 2025, tax benefits associated with stock-based compensation increased adjusted-diluted EPS by $0.05. Any future tax benefits associated with stock-based compensation that we receive in 2025 would provide a positive adjustment to our full-year EPS guidance. In full-year 2024, tax benefits associated with stock-based compensation increased adjusted-diluted EPS by $0.26. See “Full-Uear 2025 Financial Guidance” and “Non-U.S. GAAP Financial Measures” in today’s press release for additional information regarding adjusted-diluted EPS.